Supplement to the
Fidelity® Total Bond K6 Fund
October 30, 2024
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Allocating assets across investment-grade, high yield, and emerging markets debt securities. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics.
TBDK6-SUSTK-0225-101 1.9916331.101	February 1, 2025